                                                                    EXHIBIT 10.3

                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement is entered into as of December 9, 2003 (the "Amendment"), by and among COMERICA BANK ("Bank"), QUOVADX, INC. ("Quovadx"), and HEALTHCARE.COM CORPORATION ("Healthcare.com") (each of Quovadx and Healthcare.com are individually referred to herein as a "Borrower" and collectively, the "Borrowers").

                                    RECITALS

         Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of August 26, 2003, as amended (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Certain defined terms in Section 1.1 of the Agreement are hereby added or amended to read as follows:

                  "Acquisition Advance" has the meaning set forth in Section 2.1(c).

                  "Acquisition Line" means a credit extension of up to Twelve Million Dollars ($12,000,000).

                  "Acquisition Line End Date" means the date on which the Acquisition Advance has been repaid in full and Bank has no further obligation to make an Acquisition Advance to Borrowers.

                  "Acquisition Maturity Date" means the earlier of (i) April 9, 2004 and (ii) five (5) days after the date of the Equity Event.

                  "Advance" or "Advances" means a cash advance or cash advances under the Revolving Facility.

                  "Borrowing Base" means an amount equal to eighty percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers, provided that, (A) from December 31, 2003 through the Acquisition Line End Date, "Borrowing Base" shall mean an amount equal to (i) the lesser of sixty percent (60%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers and $7,000,000 plus (ii) any amount which has been cash secured to the satisfaction of Bank, and (B) after the Acquisition Line End Date, "Borrowing Base" shall mean an amount equal to sixty percent (60%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers.

                  "Collateral" means the property described on Exhibit A attached hereto. Notwithstanding the foregoing, on the Acquisition Line End Date and thereafter, "Collateral" shall mean the property described on Exhibit A-1 attached hereto.

                  "Credit Extension" means each Advance, Acquisition Advance, Letter of Credit or any other extension of credit by Bank for the benefit of a Borrower hereunder.

                  "Equity Event" means the receipt by a Borrower or Borrowers of cash proceeds from the sale and issuance of its equity securities in an amount of at least Twelve Million Dollars ($12,000,000).

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

                  "Guarantor" means any Subsidiary of a Borrower which has provided an unconditional guaranty of all the Obligations or of the Acquisition Line secured by all its assets, in form and substance satisfactory to Bank.

                  "Pledged Subsidiaries" means each of Rogue Wave, Chess Acquisition Corporation, and Healthcare.com.

                  "Revolving Facility" means the facility under which Borrowers may request Bank to issue Advances, as specified in Section 2.1(a) hereof.

                  "Revolving Line" means a credit extension of up to Three Million One Hundred Thirty Five Thousand Dollars ($3,135,000).

                  "Rogue Wave" means Rogue Wave Software, Inc.

         2. Subsection (b) of the defined term "Eligible Accounts" in Section
1.1 of the Agreement is hereby amended to add "Unless such Accounts are fully backed by letters of credit acceptable to Bank," to the beginning of such subsection.

         3. Subsection (i) of the defined term "Eligible Accounts" in Section
1.1 of the Agreement is hereby amended to read as follows:

                  (i) Unless such Accounts are fully backed by letters of credit acceptable to Bank, Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrowers exceed twenty percent (20%) of all Accounts (the "Concentration Limit"), to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank, provided that the Concentration Limit shall be ten percent (10%) for progress related billings;

         4. The following new paragraphs are hereby added to the end of the definition of "Eligible Accounts" in Section 1.1 of the Agreement:

                  Any letters of credit required for an Account to qualify as an "Eligible Account" shall state Borrower's account at Bank as the recipient account for funds paid on such letters of credit. Any Accounts which are progress related billings shall not be considered Eligible Accounts unless Bank has approved the language of the contract underlying each such Account.

                  Any Account which is supported by a letter of credit on which Borrower is the beneficiary and which does not qualify as an "Eligible Account" may nevertheless be considered an Eligible Account if (i) such letter of credit is reasonably acceptable to Bank, (ii) an agreement among Borrower, Bank, and the issuer of such letter of credit has been put into place giving Bank control (including the ability to unilaterally modify and draw on such letter of credit) over such letter of credit and (iii) if Bank has physical possession of such letter of credit.

         5. The following new subsection (g) is hereby added to the defined term "Permitted Indebtedness" in Section 1.1 of the Agreement to read as follows:

                  (g) Indebtedness of Subsidiaries to Borrowers to the extent such Indebtedness would be a Permitted Investment; Indebtedness of one Borrower or Guarantor to another Borrower or Guarantor; and Indebtedness of any Borrower or Guarantor to a Subsidiary that is not a Borrower or Guarantor.

         6. The following new subsections (e) and (f) are hereby added to the defined term "Permitted Investments" in Section 1.1 of the Agreement to read as follows:

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

                           (e) Investments in Chess made for the purpose of
funding the purchase by Chess of the tendered stock of Rogue Wave; and

                           (f) Investments by Subsidiaries that are not
Borrowers or Guarantors in any other Subsidiary or in a Borrower.

         7. Sections 2.1(a) and (b) of the Agreement are hereby amended in their entirety to read as follows:

                  (a) Revolving Advances.

                           (i) Subject to and upon the terms and conditions of
this Agreement, (i) until the Acquisition Line End Date, Borrowers may request Advances in an aggregate outstanding amount not to exceed the Revolving Line minus the aggregate face amount of all outstanding Letters of Credit and (ii) after the Acquisition Line End Date, Borrowers may request Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base, minus, in each case, the aggregate face amount of all outstanding Letters of Credit. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(a) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(a) shall be immediately due and payable. Borrowers may prepay any Advances without penalty or premium.

                           (ii) Whenever a Borrower desires an Advance, a
Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit D hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(a) to a Borrower's deposit account.

                  (b) Letters of Credit.

                           (i) Subject to the terms and conditions of this
Agreement, at any time prior to the Revolving Maturity Date, Bank agrees to issue or cause to be issued letters of credit for the account of a Borrower (each, a "Letter of Credit" and collectively, the "Letters of Credit") in an aggregate outstanding face amount (i) prior to the Acquisition Line End Date not to exceed the Revolving Line minus the aggregate amount of the outstanding Advances at any time and (ii) after the Acquisition Line End Date not to exceed the lesser of the Revolving Line or the Borrowing Base minus, in each case, the aggregate amount of the outstanding Advances at any time. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard application and letter of credit agreement (the "Application"), which Borrowers hereby agrees to execute, including Bank's standard fee equal to 0.50% per annum of the face amount of each Letter of Credit. On any drawn but unreimbursed Letter of Credit, the unreimbursed amount shall be deemed an Advance under
Section 2.1(a). On the Revolving Maturity Date and only if the Revolving Line is not renewed, Borrower shall secure in cash all obligations under any outstanding Letters of Credit on terms acceptable to Bank.

                           (ii) The obligation of each Borrower to reimburse
Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, the Application, and such Letters of Credit, under all circumstances whatsoever, provided, however, that the Letters of Credit were issued pursuant to Bank's standard policies and no damages were caused by Bank's gross negligence or willful misconduct. Each Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit, except for expenses caused by Bank's gross negligence or willful misconduct.

         8. A new Section 2.1(c) is hereby added to the Agreement to read as follows:

                  (c) Acquisition Advance.

                           (i) Subject to and upon the terms and conditions of
this Agreement, at any time from December 9, 2003 through February 9, 2004, Borrowers may request an Advance (the "Acquisition Advance") from Bank in an amount not to exceed the lesser of (i) the Acquisition Line and (ii) the Borrowing Base. The Acquisition Advance shall be used only for the purpose of Quovadx and its wholly owned Subsidiary Chess Acquisition Corporation ("Chess") purchasing not less than a majority of the shares of Rogue Wave, and Bank shall have no obligation to make the Acquisition Advance unless it has reviewed a complete cash sources and uses statement from Borrower for the acquisition of Rogue Wave which is in form and substance satisfactory to Bank in its discretion.

                           (ii) Interest shall accrue from the date of the
Acquisition Advance at the rate specified in Section 2.3, and shall be payable monthly on the first day of each month so long as any portion of the Acquisition Advance is outstanding. Borrowers shall repay the Acquisition Advance in full on the Acquisition Maturity Date. Notwithstanding any of the foregoing, so long as any portion of the Acquisition Advance is outstanding, Borrowers shall use the proceeds of any sale of their equity securities to repay amounts owing under this Section 2.1(c). The Acquisition Advance, or any portion thereof, once repaid, may not be reborrowed. Borrowers may prepay the Acquisition Advance or any portion thereof without penalty or premium.

                           (iii) When a Borrower desires to obtain the
Acquisition Advance, a Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time on the Business Day before the day on which the Acquisition Advance is to be made. Such notice shall be substantially in the form of Exhibit D. The notice shall be signed by a Responsible Officer or its designee and shall include current accounts receivable and accounts payable agings and a Borrowing Base Certificate in substantially the form of Exhibit B attached hereto, each of which must be satisfactory to Bank.

         9. Section 2.2 of the Agreement is hereby amended in its entirety to read as follows

         2.2 Overadvances. If, prior to the Acquisition Line End Date, the outstanding amount of the Acquisition Advance exceeds the lesser of (i) the Acquisition Line or (ii) the Borrowing Base at any time, Borrowers shall immediately pay to Bank, in cash, the amount of such excess. If, on or after the Acquisition Line End Date, the aggregate amount of the outstanding Advances plus the aggregate face amount of all outstanding Letters of Credit exceeds the lesser of the Revolving Line or the Borrowing Base at any time, Borrowers shall immediately cash secure such excess amount to the satisfaction of Bank.

         10. Section 2.3(a) of the Agreement is hereby amended in its entirety to read as follows:

                           (a) Interest Rate. Except as set forth in Section
2.3(b), the Advances and the Acquisition Advance shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to the Prime Rate.

         11. A new Section 2.5(d) is hereby added to the Agreement to read as follows:

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

                           (d) First Amendment Fees. Borrowers shall pay to
Bank, on December 9, 2003, a nonrefundable amendment fee equal to $80,000. On the date on which a Borrower requests the Acquisition Advance, Borrowers shall pay to Bank an additional nonrefundable fee equal to $40,000.

         12. Section 4.1 of the Agreement is hereby amended in its entirety to read as follows:

         4.1 Grant of Security Interest. Each Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by each Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Notwithstanding the foregoing, automatically upon the Acquisition Line End Date, "Collateral" shall mean the property described on Exhibit A-1 attached hereto.

         13. A new Section 4.5 is hereby added to the Agreement to read as follows:

         4.5 Pledge of Collateral. Each Borrower hereby pledges, assigns and grants to Bank a security interest in all shares of stock which are part of the Collateral, including without limitation all each Borrower's equity interests in its Subsidiaries which are Pledged Subsidiaries (the "Shares"), together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing, as security for the performance of the Obligations, provided that, on the Acquisition Line End Date, the pledge of the equity interests in Pledged Subsidiaries other than Healthcare.com will be terminated. The certificate or certificates for the Shares of Pledge Subsidiaries will be delivered to Bank, accompanied by an instrument of assignment duly executed in blank by the applicable Borrower, provided that Bank will return such certificate or certificates to Borrower upon the Acquisition Line End Date. Upon the occurrence of an Event of Default, Bank may effect the transfer of the Shares into the name of Bank as security for the Obligations and cause new certificates representing such securities to be issued in the name of Bank or its transferee. Each Borrower will execute and deliver such documents, and take or cause to be taken such actions, as Bank may reasonably request to perfect or continue the perfection of Bank's security interest in the Shares. Unless an Event of Default shall have occurred and be continuing, Borrowers shall be entitled to exercise any rights with respect to the Shares and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the terms of this Agreement or which would constitute or create any violation of any of such terms. All such rights to vote and give consents, waivers and ratifications may be terminated by Bank upon the occurrence and continuance of an Event of Default. Any securities account in which the Shares are held shall be subject to a securities account control agreement between a Borrower or Chess (as applicable), Bank, and the securities intermediary holding such account, in form and substance reasonably satisfactory to Bank (a "Control Agreement").

         14. A new Section 5.18 is hereby added to the Agreement to read as follows:

         5.18 Shares. Each Borrower has full power and authority to create a first lien on the Shares and no disability or contractual obligation exists that would prohibit any Borrower from pledging the Shares pursuant to this Agreement. There are no subscriptions, warrants, rights of first refusal or other restrictions on, or options exercisable with respect to the Shares. The Shares have been and will be duly authorized and validly issued, and are fully paid and non-assessable. The Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and each Borrower knows of no reasonable grounds for the institution of any such proceedings.

         15. Section 6.3(b) of the Agreement is hereby amended in its entirety to read as follows:

                           (b) Until the Acquisition Line End Date, on a weekly
basis, fifteen days in arrears, and after the Acquisition Line End Date, within thirty (30) days after the last day of each month, Borrowers shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit B hereto, together with aged listings of accounts receivable and accounts payable.

         16. Section 6.7 of the Agreement is hereby amended in its entirety to read as follows:

                           6.7 Minimum Cash Covenants. Borrowers shall maintain
at all times an aggregate balance of unrestricted cash and investment grade marketable securities at Bank, Comerica Securities, Inc., and/or Munder Securities (if a securities account control agreement acceptable to Bank has been put into place with respect to such account) of at least Eighteen Million Dollars ($18,000,000) plus 50% of the aggregate proceeds of all sales of a Borrower's equity securities after December 9, 2003, provided that Borrowers shall not be required to comply with the foregoing covenant for the five (5) Business Days after the date on which Quovadx's tender offer to buy Rogue Wave's shares closes and the consideration is paid to the tendering shareholders (after such five day period passes, Borrowers shall once again be required to comply with this covenant and shall be required to comply with this covenant at all times thereafter). Notwithstanding any of the foregoing, Borrowers shall maintain a balance of unrestricted cash at Bank which is greater than or equal to Two Million Dollars ($2,000,000) at all times; provided that such amount shall constitute a portion of (and shall not be in addition to) the minimum $18,000,000 requirement specified above in this Section 6.7.

         17. New Sections 6.10 and 6.11 are hereby added to the Agreement to read as follows:

                           6.10 Acquisition.

         (a) Prior to requesting the initial Acquisition Advance, (i) Quovadx shall pledge its equity interest in Chess to Bank and deliver such share certificates as are required pursuant to Section 4.4 and (ii) Quovadx shall cause Chess to provide a guaranty of the Acquisition Line secured by all its assets, in form and substance satisfactory to Bank.

                           (b) If Quovadx makes a tender offer for the shares of
Rogue Wave, then following the date on which 50% or more of such shares are tendered and purchased by Quovadx and Chess, Quovadx shall, as promptly as practicable, complete a merger which has the effect of eliminating the interest of any minority shareholders of Rogue Wave, merging Chess with and into Rogue Wave, and giving Quovadx 100% ownership of Rogue Wave; provided, however, (i) that if more than 50% but less than 90% of the shares have been tendered to and purchased by Quovadx and Chess, and Quovadx determines that it will effect a subsequent offering period, the requirement of completing a merger shall not be effective until the completion of such subsequent offering period and the purchase of any shares tendered therein and (ii) that Quovadx shall cause Chess to pledge to Bank any shares of Rogue Wave which it purchases as promptly as practicable after such purchase and shall cause Chess and any securities intermediary holding the shares of Rogue Wave to enter into a Control Agreement with Bank.

                           (c) Upon becoming Rogue Wave's sole shareholder, (i)
Quovadx shall pledge its equity interest in Rogue Wave to Bank and deliver such share certificates as are required pursuant to Section 4.4 and (ii) Rogue Wave shall provide a guaranty of the Acquisition Line secured by all its assets, in form and substance satisfactory to Bank

                           (d) At such time as no amounts are outstanding under
the Acquisition Line and Borrower terminates any right it may have to request an Acquisition Advance, any guaranty

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provided by Chess and/or Rogue Wave shall be released and any pledge of the
Rogue Wave and/or Chess stock shall be released.

                           6.11 Accounts. As of the date which is 90 days after
December 9, 2003 and at all times thereafter, Borrowers shall maintain and shall cause each of its Subsidiaries to maintain its operating accounts with Bank, so long as Bank's products are competitive in the marketplace with respect to pricing and functionality.

         18. The introductory paragraph of Section 7 of the Agreement is hereby amended to read as follows: "Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, neither Borrower will do any of the following without Bank's prior written consent:".

         19. The following sentence is hereby added to the end of Section 7.3:
"Notwithstanding any of the foregoing, nothing in this Section 7.3 shall prohibit Borrower and Chess from acquiring Rogue Wave and the tendered stock of Rogue Wave as otherwise permitted under the terms of this Agreement (the "Rogue Wave Acquisition")."

         20. The following words are hereby added to the beginning of Section
7.6 of the Agreement: "Except in connection with the Rogue Wave Acquisition,".

         21. Section 7.12 is hereby amended in its entirety to read as follows:

         7.12 Subsidiary Cash. Maintain cash and cash equivalents with or at Borrower's Subsidiaries (measured on a consolidated basis) in an aggregate amount in excess of Five Million Dollars ($5,000,000) at any time, provided that Borrower may downstream funds to Chess for the purpose of allowing Chess to purchase tendered shares of Rogue Wave.

         22. A new Section 8.10 is hereby added to the Agreement to read as follows:

         8.10 Guaranty. If any guaranty of all or a portion of the Obligations (a "Guaranty") ceases for any reason to be in full force and effect, or any guarantor fails to perform any obligation under any Guaranty or a security agreement securing any Guaranty (collectively, the "Guaranty Documents"), or any event of default occurs under any Guaranty Document or any guarantor revokes or purports to revoke a Guaranty, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any Guaranty Document or in any certificate delivered to Bank in connection with any Guaranty Document, or if any of the circumstances described in Sections
8.3 through 8.8 occur with respect to any guarantor.

         23. A new Section 9.8 is hereby added to the Agreement to read as follows:

         9.8 Shares. Each Borrower recognizes that Bank may be unable to effect a public sale of any or all the Shares, by reason of certain prohibitions contained in federal securities laws and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Bank shall be under no obligation to delay a sale of any of the Shares for the period of time necessary to permit the issuer thereof to register such securities for public sale under federal securities laws or under applicable state securities laws, even if such issuer would agree to do so.

         24. Exhibit A to the Agreement is hereby amended in its entirety to read as the attached Exhibit A.

         25. Exhibit A-1 attached hereto is hereby added to the Agreement and incorporated into the Agreement by this reference.

         26. Exhibit B to the Agreement is hereby amended in its entirety to read as the attached Exhibit B.

         27. Exhibit C to the Agreement is hereby amended in its entirety to read as the attached Exhibit C.

         28. Exhibit D attached hereto is hereby added to the Agreement and incorporated into the Agreement by this reference.

         29. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

         30. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

         31. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         32. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                           (a) this Amendment, duly executed by Borrowers;

                           (b) an amount equal to all Bank Expenses incurred
through the date of this Amendment (including legal fees and expenses which shall not exceed $10,000);

                           (c) Corporate Resolutions to Borrow;

                           (d) an agreement to provide insurance, an automatic
debit authorization, and disbursement instructions;

                           (e) two Intellectual Property Security Agreements;
and

                           (f) such other documents, and completion of such
other matters, as Bank may reasonably deem necessary or appropriate.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                    QUOVADX, INC.

                                    /s/ Gary T. Scherping
                                    ----------------------------------------
                                    By: Gary T. Scherping
                                    Title: Executive Vice President, Finance


                                    COMERICA BANK


                                    /s/ Bob Van Nortwick
                                    ----------------------------------------
                                    By: Bob Van Nortwick
                                    Title: Vice President & Regional Marketing
                                    Manager

                                    HEALTHCARE.COM CORPORATION


                                    /s/ Gary T. Scherping
                                    ----------------------------------------
                                    By: Gary T, Scherping
                                    Title: Vice President

DEBTOR:  QUOVADX, INC. & HEALTHCARE.COM CORPORATION

SECURED PARTY:  COMERICA BANK

                                    EXHIBIT A

                        COLLATERAL DESCRIPTION ATTACHMENT
                         TO LOAN AND SECURITY AGREEMENT

         All personal property of each Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

                  (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor's books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

                  (b) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

                  (c) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

                  (d) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof,
(v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

                  (e) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

         Notwithstanding the foregoing, the Collateral shall not include the capital stock of Subsidiaries that are not Pledged Subsidiaries; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the disposition of all or any part, or rights in, the foregoing.

DEBTOR:  QUOVADX, INC. & HEALTHCARE.COM CORPORATION

SECURED PARTY:  COMERICA BANK

                                   EXHIBIT A-1

                        COLLATERAL DESCRIPTION ATTACHMENT
                         TO LOAN AND SECURITY AGREEMENT

         All personal property of each Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

                  (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, payment intangibles, inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property, letter of credit rights, money, and all of Debtor's books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and

                  (b) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

Notwithstanding the foregoing, the Collateral shall not include (i) any copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held ("Copyrights"), patents (issued or provisional), patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same ("Patents"), trademarks, servicemarks and applications therefor, whether registered or not, applications to register and registrations of the same and like protections now owned or hereafter acquired ("Trademarks"), any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held, any and all design rights which may be available to a Debtor now or hereafter existing, created, acquired or held, any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above, any claims for damages by way of any past, present and future infringement of any of the foregoing, all licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights (collectively, the "Intellectual Property"), or (ii) equity interests consisting of membership units in a limited liability company or shares of restricted stock which are (a) subject to restrictions on transfer or resale under the Securities Act of 1933, as amended, and (b) not listed on a U.S. national securities exchange or quotation thereof in an inter-dealer quotation system (collectively, the "Interests"); provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the Intellectual Property and the Interests (the "Rights to Payment").

         Notwithstanding the foregoing, the Collateral shall not include the capital stock of Subsidiaries other than Healthcare.com; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the disposition of all or any part, or rights in, the foregoing.

                                    EXHIBIT B

                           BORROWING BASE CERTIFICATE



Borrower:  QUOVADX, INC. & HEALTHCARE.COM CORPORATION

Lender:  Comerica Bank

Commitment Amount:  $12,000,000*



ACCOUNTS RECEIVABLE
         1.       Accounts Receivable Book Value as of ___                                                   $
                                                                                                             ------------
         2.       Additions (please explain on reverse)                                                      $
                                                                                                             ------------
         3.       TOTAL ACCOUNTS RECEIVABLE                                                                  $
                                                                                                             ------------
ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

         4.       Amounts over 90 days due                                               $
                                                                                         ------------
         5.       Balance of 20% over 90 day accounts                                    $
                                                                                         ------------
         6.       Concentration Limits

         7.       Foreign Accounts                                                       $
                                                                                         ------------
         8.       Governmental Accounts                                                  $
                                                                                         ------------
         9.       Contra Accounts                                                        $
                                                                                         ------------
         10.      Demo Accounts                                                          $
                                                                                         ------------
         11.      Intercompany/Employee Accounts                                         $
                                                                                         ------------
         12.      Other (please explain on reverse)                                      $
                                                                                         ------------
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                                       $
                                                                                                             ------------
         14.      Eligible Accounts (#3 minus #13)                                                           $
                                                                                                             ------------
         15.      LOAN VALUE OF ACCOUNTS (** of #14)                                                         $
                                                                                                             ------------
BALANCES
         16.      Maximum Loan Amount                                                                        $
                                                                                                             ------------
         17.      Total Funds Available [Lesser of #15 or #16]                                               $
                                                                                                             ------------
         18.      Present balance owing on Line of Credit (including Letters of Credit)                      $
                                                                                                             ------------
         19.      RESERVE POSITION (#17 minus #18)                                                           $
                                                                                                             ------------

         The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

QUOVADX, INC. & HEALTHCARE.COM CORPORATION


By:
    -----------------------------
          Authorized Signer

----------
*$3,135,000 after the Acquisition Line End Date.

**"Borrowing Base" means an amount equal to eighty percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers, provided that, (A) from December 31, 2003 through the Acquisition Line End Date, "Borrowing Base" shall mean an amount equal to the lesser of (i) sixty percent (60%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers and (ii) $7,000,000 plus any amount which has been cash secured to the satisfaction of Bank, and (B) after the Acquisition Line End Date, "Borrowing Base" shall mean an amount equal to sixty percent (60%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers.

                                    EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:       COMERICA BANK
FROM:     QUOVADX, INC. & HEALTHCARE.COM CORPORATION

         The undersigned authorized officer(s) of each of QUOVADX, INC. & HEALTHCARE.COM CORPORATION hereby certify that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i) each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

                   PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                                    REQUIRED                             COMPLIES
------------------                                        ------------------------------------------     -------------
10-K (Audited)                                            Within 5 days of filing with S.E.C.            Yes
10-Q                                                      Within 5 days of filing with S.E.C.            Yes        No
Copies of all statements, reports and notices sent or     Within 5 days of mailing                       Yes
made available generally by Borrowers to its security
holders or to any holders of Subordinated Debt
A/R & A/P Agings, Borrowing Base Cert.                    Weekly (Monthly after Acquisition Line End     Yes        No
                                                          Date)
A/R Audit                                                 Initial and Annual                             Yes        No

FINANCIAL COVENANT                                        REQUIRED                  ACTUAL                  COMPLIES
------------------                                        --------                  ------               --------------
At all times
     Minimum Cash at Bank, Comerica Securities, and       *                         $                    Yes        No
                                                                                    --------
     Munder

     Minimum Cash at Bank                                 $2,000,000                $                    Yes        No
                                                                                    --------

* Borrowers shall maintain at all times an aggregate balance of unrestricted cash and investment grade marketable securities at Bank, Comerica Securities, Inc., and/or Munder Securities (if a securities account control agreement acceptable to Bank has been put into place with respect to such account) of at least Eighteen Million Dollars ($18,000,000) plus 50% of the aggregate proceeds of all sales of a Borrower's equity securities after December 9, 2003, provided that Borrowers shall not be required to comply with the foregoing covenant for the five (5) Business Days after the date on which Quovadx's tender offer to buy Rogue Wave's shares is accepted and Rogue Wave pays for such shares (after such five day period passes, Borrowers shall once again be required to comply with this covenant and shall be required to comply with this covenant at all times thereafter).

COMMENTS REGARDING EXCEPTIONS:  See Attached.
                                                      BANK USE ONLY
                                                      Received by:
                                                                   -------------------------------------
Sincerely,                                                                  AUTHORIZED SIGNER
                                                      Date:
                                                            --------------------------------------------
                                                      Verified:
-------------------------------------------------               ----------------------------------------
SIGNATURE                                                                    AUTHORIZED SIGNER
                                                      Date:
-------------------------------------------------           --------------------------------------------
TITLE
                                                      Compliance Status                    Yes        No
-------------------------------------------------
DATE

                                    EXHIBIT D

                       TECHNOLOGY & LIFE SCIENCES DIVISION
                                  LOAN ANALYSIS
                        LOAN ADVANCE/PAYDOWN REQUEST FORM

          DEADLINE FOR SAME DAY PROCESSING IS 3:00* P.M., Pacific Time
             DEADLINE FOR WIRE TRANSFERS IS 1:30 P.M., Pacific Time
   *At month end and the day before a holiday, the cut off time is 1:30 P.M.,
                                  Pacific Time

TO: Loan Analysis                   DATE:                    TIME:
                                          -----------------        -------------
FAX #: (650) 846-6840

FROM:                     QUOVADX, INC. & HEALTHCARE.COM CORPORATION         TELEPHONE REQUEST (For Bank Use Only):
                          ------------------------------------------
                          Borrowers' Name

                                                                             The following person is authorized to request the loan
                                                                             payment transfer/loan advance on the designated account
                                                                             and is known to me.

FROM:
                          ------------------------------------------
                          Authorized Signer's Name
FROM:
                          ------------------------------------------             ---------------------------------------------------
                          Authorized Signature (Borrowers)                       Authorized Request & Phone #
PHONE #:
                          ------------------------------------------             ---------------------------------------------------
                                                                                 Received by (Bank) & Phone #
FROM ACCOUNT#:
                          ------------------------------------------
(please include Note number, if applicable)                                      ---------------------------------------------------
TO ACCOUNT #:                                                                    Authorized Signature (Bank)
                          ------------------------------------------
(please include Note number, if applicable)

REQUESTED TRANSACTION TYPE                          REQUESTED DOLLAR AMOUNT                                   For Bank Use Only
--------------------------                          -----------------------

PRINCIPAL INCREASE* (ADVANCE)                       $                                                 Date Rec'd:
                                                     -----------------------------------------------  Time:
PRINCIPAL PAYMENT (ONLY)                            $                                                 Comp. Status:    YES     NO
                                                     -----------------------------------------------  Status Date:
OTHER INSTRUCTIONS:                                                                                   Time:
                                                                                                      Approval:
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------


All representations and warranties of Borrowers stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate, including without limitation the representation that Borrowers have paid for and owns the equipment financed by the Bank; provided, however, that those representations and warranties the date expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE)          YES   NO

                              If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS                                  Fed Reference Number             Bank Transfer Number

                                                                     --------------------------       -----------------------------

                                              THE ITEMS MARKED WITH AN ASTERISK (*) ARE
REQUIRED TO BE COMPLETED.

------------------------------------------------------------------------------------------------------------------------------------
*Beneficiary Name
------------------------------------------------------------------------------------------------------------------------------------
*Beneficiary Account Number
------------------------------------------------------------------------------------------------------------------------------------
*Beneficiary Address
------------------------------------------------------------------------------------------------------------------------------------
Currency Type                                                        US DOLLARS ONLY
------------------------------------------------------------------------------------------------------------------------------------
*ABA Routing Number (9 Digits)
------------------------------------------------------------------------------------------------------------------------------------
*Receiving Institution Name
------------------------------------------------------------------------------------------------------------------------------------
*Receiving Institution Address
------------------------------------------------------------------------------------------------------------------------------------
*Wire Account                           $
------------------------------------------------------------------------------------------------------------------------------------

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement (the "Agreement") is made as of December 9, 2003, by and between QUOVADX, INC., a Delaware corporation ("Grantor"), and COMERICA BANK ("Secured Party").

                                    RECITALS

         A. Secured Party has made loans to Grantor and Healthcare.com Corporation (each a "Borrower", and collectively, "Borrowers'), pursuant to a Loan and Security Agreement dated as of August 26, 2003, as amended by that certain First Amendment to Loan and Security Agreement, of even date herewith, as may be amended from time to time (the "Loan Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         B. Secured Party is willing to continue to make credit extensions to Borrowers, but only upon the condition, among others, that Grantor shall grant to Secured Party a security interest in all of Grantor's right title, and interest in, to and under all of the Collateral whether presently existing or hereafter acquired until the Acquisition Line End Date, as that term is defined in the Loan Agreement.

         C. Upon the Acquisition Line End Date, Secured Party will release its security interest in the Collateral and will prepare and file all documents necessary to release its security interest in the Collateral.

         NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

         1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Borrowers' present or future indebtedness, obligations and liabilities to Secured Party, Grantor hereby grants a security interest and mortgage to Secured Party, as security, in and to Grantor's entire right, title and interest in, to and under all of its intellectual property, including without limitation the following (all of which shall collectively be called the "Collateral"):

                  (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

                  (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

                  (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                  (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

                  (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  (h) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

                  (a) Grantor is now the sole owner of the Collateral, except for licenses granted by Grantor to its customers in the ordinary course of business;

                  (b) Except as set forth in the Schedule, Grantor's rights as a licensee of intellectual property do not give rise to more than five percent (5%) of its gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service;

                  (c) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Grantor is party or by which Grantor is bound;

                  (d) During the term of this Agreement, Grantor will not transfer or otherwise encumber any interest in the Collateral, except for licenses granted by Grantor in the ordinary course of business or as set forth in this Agreement;

                  (e) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

                  (f) Grantor shall deliver to Secured Party within thirty (30) days of the last day of each fiscal quarter, a report signed by Grantor, in form reasonably acceptable to Secured Party, listing any applications or registrations that Grantor has made or filed in respect of any patents, copyrights or trademarks and the status of any outstanding applications or registrations. Grantor shall promptly advise Secured Party of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent or Copyright not specified in this Agreement;

                  (g) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Secured Party in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public unless in its reasonable business judgment Grantor believes that it is advantageous to do so;

                  (h) Grantor shall promptly give Secured Party written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any. Grantor shall give Secured Party prior written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed. Upon filing any such applications or registrations with the United States Copyright Office, Grantor shall promptly provide Secured Party with a copy of such applications or registrations and the date of such filing.

                  (i) This Agreement creates, and in the case of after acquired Collateral, this Agreement will create at the time Grantor first has rights in such after acquired Collateral, in favor of Secured Party a valid and perfected first priority (subject to Permitted Liens) security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreements;

                  (j) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects;

                  (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Secured Party's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interests in any property included within the definition of the Collateral acquired under such contracts; and

                  (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Secured Party in writing of any event that materially adversely affects the value of any Collateral, the ability of Grantor to dispose of any Collateral or the rights and remedies of Secured Party in relation thereto, including the levy of any legal process against any of the Collateral.

         3. Secured Party's Rights. Secured Party shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 3.

         4. Inspection Rights. Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested.

         5. Further Assurances; Attorney in Fact.

                  (a) On a continuing basis, Grantor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Secured Party, to perfect Secured Party's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Collateral.

                  (b) Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including (i) to modify, in its sole discretion, this Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Grantor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Grantor where permitted by law and (iii) after the occurrence of an Event of Default, to transfer the Collateral into the name of Secured Party or a third party to the extent permitted under the California Uniform Commercial Code.

         6. Events of Default. The occurrence of any of the following shall constitute an Event of Default under the Agreement:

                  (a) An Event of Default occurs under the Loan Agreements; or

                  (b) Grantor breaches any warranty or agreement made by Grantor in this Agreement and, as to any breach that is capable of cure, Grantor fails to cure such breach within five (5) days of the occurrence of such breach.

         7. Remedies. Upon the occurrence and continuance of an Event of Default, Secured Party shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Collateral and any tangible property in which Secured Party has a security interest and to make it available to Secured Party at a place designated by Secured Party. Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with the exercise of any of Secured Party's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Secured Party's rights and remedies with respect to the Collateral shall be cumulative.

         8. Indemnity. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and
(b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this Agreement or otherwise (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

         9. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         10. Attorneys' Fees. If any action relating to this Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

         11. Amendments. This Agreement may be amended only by a written instrument signed by both parties hereto.

         12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         13. California Law and Jurisdiction; Jury Waiver. This Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions. Grantor and Secured Party consent to the exclusive jurisdiction of any state or federal court located in Santa Clara County, California. GRANTOR AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LOAN AGREEMENTS, THIS AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                                                    GRANTOR:

Address of Grantor:                                 QUOVADX, INC.

6400 South Fiddler's Green Circle, Suite 1000       /s/ Gary T. Scherping
                                                    ----------------------------
Englewood, CO 80111
                                                    By: Gary T. Scherping
                                                        ------------------------

Attn:  Gary Scherping, Chief Financial Officer      Its: Executive Vice
                                                         President, Finance
                                                         -----------------------



                                                    SECURED PARTY:
Address of Secured Party:                           COMERICA BANK

9920 S. La Cienega Blvd., Suite 1401                /s/ Bob Van Nortwick
                                                    ----------------------------
Inglewood, CA 90301
Attn:  Manager                                      By: Bob Van Nortwick
                                                        ------------------------

                                                    Its: Vice President &
                                                         Regional Marketing
                                                         Manager
                                                         -----------------------

                                    EXHIBIT A

                                   Copyrights


              Description                         Registration Number                     Registration Date
              -----------                         -------------------                     -----------------

                                    EXHIBIT B

                                     Patents


                      Title                            Serial Number/Patent Number          Application/Issue Date
                      -----                            ---------------------------          ----------------------
Method and apparatus for graphical user                         5,786,816                         07/28/98*
interface-based and variable result healthcare
plan

Apparatus and method for merging medical                        5,826,237                         10/20/98*
protocols

Apparatus and method for a graphical user                       5,850,221                         12/15/98*
interface in a medical protocol system

Security monitor for controlling functional                     5,881,225                         03/09/99*
access to a computer system

Method and apparatus for processing data across                 5,886,693                         03/23/99*
a computer network

Graphical user interface in a medical protocol                  6,037,940                         03/14/00*
system having time delay rules and a publisher's
view

Apparatus and method for managing changes of                    6,426,759                         07/30/02*
computerized medical protocols

* lien in favor of SVB

                                    EXHIBIT C

                                   Trademarks


                                              Registration/Application               Registration/Application
                 Description                            Number                                  Date
                 -----------                            ------                                  ----
QDX                                                   76/404,087                              05/02/02

Insurenet                                              2,511,895                              11/27/01*

Insurenet                                              2,565,985                              04/30/02*


* lien in favor of SVB

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement (the "Agreement") is made as of December 9, 2003, by and between HEALTHCARE.COM CORPORATION, a Georgia corporation ("Grantor"), and COMERICA BANK ("Secured Party").

                                    RECITALS

         A. Secured Party has made loans to Grantor and Quovadx, Inc. (each a "Borrower", and collectively, "Borrowers'), pursuant to a Loan and Security Agreement dated as of August 26, 2003, as amended by that certain First Amendment to Loan and Security Agreement, of even date herewith, as may be amended from time to time (the "Loan Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         B. Secured Party is willing to continue to make credit extensions to Borrowers, but only upon the condition, among others, that Grantor shall grant to Secured Party a security interest in all of Grantor's right title, and interest in, to and under all of the Collateral whether presently existing or hereafter acquired until the Acquisition Line End Date, as that term is defined in the Loan Agreement.

         C. Upon the Acquisition Line End Date, Secured Party will release its security interest in the Collateral and will prepare and file all documents necessary to release its security interest in the Collateral.

         NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

         1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Borrowers' present or future indebtedness, obligations and liabilities to Secured Party, Grantor hereby grants a security interest and mortgage to Secured Party, as security, in and to Grantor's entire right, title and interest in, to and under all of its intellectual property, including without limitation the following (all of which shall collectively be called the "Collateral"):

                  (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

                  (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

                  (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                  (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

                  (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  (h) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

                  (a) Grantor is now the sole owner of the Collateral, except for licenses granted by Grantor to its customers in the ordinary course of business;

                  (b) Except as set forth in the Schedule, Grantor's rights as a licensee of intellectual property do not give rise to more than five percent (5%) of its gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service;

                  (c) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Grantor is party or by which Grantor is bound;

                  (d) During the term of this Agreement, Grantor will not transfer or otherwise encumber any interest in the Collateral, except for licenses granted by Grantor in the ordinary course of business or as set forth in this Agreement;

                  (e) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

                  (f) Grantor shall deliver to Secured Party within thirty (30) days of the last day of each fiscal quarter, a report signed by Grantor, in form reasonably acceptable to Secured Party, listing any applications or registrations that Grantor has made or filed in respect of any patents, copyrights or trademarks and the status of any outstanding applications or registrations. Grantor shall promptly advise Secured Party of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent or Copyright not specified in this Agreement;

                  (g) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Secured Party in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public unless in its reasonable business judgment Grantor believes that it is advantageous to do so;

                  (h) Grantor shall promptly give Secured Party written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any. Grantor shall give Secured Party prior written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed. Upon filing any such applications or registrations with the United States Copyright Office, Grantor shall promptly provide Secured Party with a copy of such applications or registrations and the date of such filing.

                  (i) This Agreement creates, and in the case of after acquired Collateral, this Agreement will create at the time Grantor first has rights in such after acquired Collateral, in favor of Secured Party a valid and perfected first priority (subject to Permitted Liens) security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreements;

                  (j) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects;

                  (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Secured Party's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interests in any property included within the definition of the Collateral acquired under such contracts; and

                  (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Secured Party in writing of any event that materially adversely affects the value of any Collateral, the ability of Grantor to dispose of any Collateral or the rights and remedies of Secured Party in relation thereto, including the levy of any legal process against any of the Collateral.

         3. Secured Party's Rights. Secured Party shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 3.

         4. Inspection Rights. Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested.

         5. Further Assurances; Attorney in Fact.

                  (a) On a continuing basis, Grantor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Secured Party, to perfect Secured Party's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Collateral.

                  (b) Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including (i) to modify, in its sole discretion, this Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Grantor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Grantor where permitted by law and (iii) after the occurrence of an Event of Default, to transfer the Collateral into the name of Secured Party or a third party to the extent permitted under the California Uniform Commercial Code.

         6. Events of Default. The occurrence of any of the following shall constitute an Event of Default under the Agreement:

                  (a) An Event of Default occurs under the Loan Agreements; or

                  (b) Grantor breaches any warranty or agreement made by Grantor in this Agreement and, as to any breach that is capable of cure, Grantor fails to cure such breach within five (5) days of the occurrence of such breach.

         7. Remedies. Upon the occurrence and continuance of an Event of Default, Secured Party shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Collateral and any tangible property in which Secured Party has a security interest and to make it available to Secured Party at a place designated by Secured Party. Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with the exercise of any of Secured Party's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Secured Party's rights and remedies with respect to the Collateral shall be cumulative.

         8. Indemnity. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and
(b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this Agreement or otherwise (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

         9. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         10. Attorneys' Fees. If any action relating to this Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

         11. Amendments. This Agreement may be amended only by a written instrument signed by both parties hereto.

         12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         13. California Law and Jurisdiction; Jury Waiver. This Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions. Grantor and Secured Party consent to the exclusive jurisdiction of any state or federal court located in Santa Clara County, California. GRANTOR AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LOAN AGREEMENTS, THIS AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                                                   GRANTOR:

Address of Grantor:                                HEALTHCARE.COM CORPORATION

6400 South Fiddler's Green Circle, Suite 1000      /s/ Gary T. Scherping
                                                   -----------------------------
Englewood, CO 80111
                                                   By: Gary T, Scherping
                                                       -------------------------

                                                   Its: Vice President
                                                        ------------------------

Attn:  Gary Scherping, Chief Financial Officer



                                                   SECURED PARTY:

Address of Secured Party:                          COMERICA BANK

9920 S. La Cienega Blvd., Suite 1401               /s/ Bob Van Nortwick
                                                   -----------------------------
Inglewood, CA 90301
Attn:  Manager                                     By: Bob Van Nortwick
                                                       -------------------------

                                                   Its: Vice President &
                                                        Regional Marketing
                                                        Manager
                                                        ------------------------

                                    EXHIBIT A

                                   Copyrights


              Description                         Registration Number                     Registration Date
              -----------                         -------------------                     -----------------
Cloverleaf*                                          TX 4-309-244                               1999

Emerge                                               TX 4-252-652                               1999

Cloverleaf                                           TX 5-001-544                               1999


*lien in favor of SVB

                                    EXHIBIT B

                                     Patents


                      Title                            Serial Number/Patent Number         Application/Issue Date
                      -----                            ---------------------------         ----------------------

                                    EXHIBIT C

                                   Trademarks


                                               Registration/Application               Registration/Application
                  Description                           Number                                  Date
                  -----------                           ------                                  ----
Emerge                                                 2,308,395                              01/18/00

Cloverleaf                                             1,994,113                              08/13/96